As filed with the Securities and Exchange Commission on August 26, 2022.

1933 Act File No. 333-258934

1940 Act File No. 811-23730

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. 4	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 5	☒

Federated Hermes ETF Trust

(Exact name of Registrant as Specified in Charter)

Federated Hermes Funds
4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant’s Telephone Number, including Area Code)

Peter J. Germain, Esquire
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	On __________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On __________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	On November 14, 2022 pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
November XX, 2022

SUBJECT TO COMPLETION THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
NYSE Arca | TBD

Federated Hermes U.S. Strategic Dividend ETF

A Portfolio of Federated Hermes ETF Trust
A fund seeking income and long-term capital appreciation by investing primarily in high dividend-paying stocks of U.S. issuers with dividend growth potential.
As with all funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes U.S. Strategic Dividend ETF (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek income and long-term capital appreciation.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Shares (Shares). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution (12b-1) Fee[1]	0.00%
Other Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.61%
Fee Waivers and/or Expense Reimbursements[3]	(0.10)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.51%
1
 The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.25%. No such fee is currently incurred and paid by the the Fund. The Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (“Trustees”).
2
 Other Expenses are based on estimated amounts for the current fiscal year.
3
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, tax reclaim recovery expenses, interest expense, taxes, litigation expenses, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund (after the waivers and/or reimbursements) will not exceed 0.50% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) December 1, 2023; or (b) the date of the Fund’s next effective Prospectus. These arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses (excluding any fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. The expenses used to calculate the Fund’s examples do not include fee waivers or expense reimbursements. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$62
3 Years	$195
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. The Fund is a new fund, has not yet completed its first fiscal year of operation and has no portfolio turnover yet to report.
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RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its investment objective by investing primarily in high dividend-paying common stocks of U.S. issuers with dividend growth potential. The Fund intends to invest exclusively in U.S. issuers (i.e., companies domiciled and/or with operations in the United States, or listed on U.S.-based exchanges, and generally invests in large-cap or mid-cap stocks (which are generally defined as of the date of this prospectus as stocks of companies with market capitalizations above $7 billion and $2 billion, respectively). The Fund may also invest in real estate investment trusts. The Fund’s investment adviser (“Adviser”) believes a strategic emphasis on high dividend-paying stocks can enhance performance over time. In addition, the Adviser seeks to enhance investment results by focusing on stocks with both the potential for future dividend growth and current dividend-oriented characteristics. The Adviser believes that this is achievable while targeting lower volatility than the broader market. To attempt to deliver on its objectives, at times the Fund may focus investments in a particular sector or sectors of the economy that it believes deliver a high and rising dividend income stream.
The Adviser’s security selection process involves prioritizing stocks based on appropriate fundamental criteria. Those companies that rank as highly attractive in the prioritization process are closely scrutinized for inclusion in the portfolio using bottom-up fundamental proprietary research. The Fund may use derivative contracts, in particular futures contracts, to manage or hedge the Fund’s indirect currency exposure. There can be no assurance that the Fund’s use of derivative contracts will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in dividend-paying securities of U.S. issuers. For purposes of this limitation, U.S. issuers will be defined as companies domiciled and/or with operations in the United States, or listed on U.S.-based exchanges. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities of U.S. issuers.
What are the Main Risks of Investing in the Fund?
All funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
◾ Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance.
◾ Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund’s portfolio, performance and Share price.
◾ Large-Cap Company Risk. The Fund may invest in large capitalization (or “large-cap”) companies. Large-cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund’s portfolio, performance and Share price.
◾ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects.
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◾ Risk Related to Investing for Dividend Income. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Because a dividend is always a positive contributor to total return, dividend-paying stocks are typically less volatile than non-dividend-paying stocks. Accordingly, the Fund’s performance may lag behind the general market when dividend-paying stocks are out of favor.
◾ Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
◾ Liquidity Risk. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
◾ Real Estate Investment Trust Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
◾ Risk of Investing in Derivative Contracts. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts may also involve other risks described in this Prospectus, such as stock market, currency and liquidity risks.
◾ New Fund Risk. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.
◾ ETF Risk. As an ETF, the Fund is subject to the following risks:
Authorized Participants Concentration Risk. To the extent that the Fund invests in instruments that trade outside of a collateralized settlement system, it may have a limited number of financial institutions that act as Authorized Participants. To the extent they cannot or are otherwise unwilling, to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, trading in Shares of the Fund may be significantly diminished and the market price of Shares may represent a significant discount to net asset value (“NAV”). To the extent that no Authorized Participants are willing to trade in the Fund’s shares, the Fund may have difficulty maintaining compliance with the requirements of the Exchange necessary to maintain the listing of the Fund, and the Fund may face delisting from the Exchange.
Premium/Discount Risk. There may be times when the market price of the Fund’s Shares is more than the NAV intra-day (i.e., the market price represents a premium to NAV) or less than the NAV intra-day (i.e., the market price represents a discount to NAV). As a result, shareholders of the Fund may pay more than NAV when purchasing Shares and receive less than NAV when selling Fund Shares. This risk is heightened in times of market volatility and in steep market declines.
Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of Shares. Secondary market trading is subject to bid-ask spreads and trading in Fund Shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell Shares of the Fund. In addition, although the Fund’s Shares are listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained or that the Fund’s Shares will continue to be listed.
◾ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this prospectus. For example, proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
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Performance: Bar Chart and Table
A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Equity Management Company of Pennsylvania.
The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.
Daniel Peris, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since November of 2022.
Deborah D. Bickerstaff, Portfolio Manager, has been the Fund’s portfolio manager since November of 2022.
Jared S. Hoff, Portfolio Manager, has been the Fund’s portfolio manager since November of 2022.
Michael R. Tucker, Portfolio Manager, has been the Fund’s portfolio manager since November of 2022.
purchase and sale of fund shares
The Fund is an exchange-traded fund (ETF). Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at FederatedInvestors.com.
Tax Information
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
What are the Fund’s Investment Strategies?
The Fund is an actively managed exchange-traded fund (ETF), and the Shares of the Fund are listed for trading on NYSE Arca. The market price for a Share of the Fund may be different from the Fund‘s most recent net asset value (NAV). ETFs are funds that trade like other publicly traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, Shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also, unlike shares of a mutual fund, Shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is to seek income and long-term capital appreciation. The investment objective may be changed by the Fund’s Board without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the principal strategies and policies described in this Prospectus.
The Fund pursues its investment objective by investing primarily in high dividend-paying common stocks of U.S. issuers with dividend growth potential. The Fund intends to invest exclusively in U.S. issuers (i.e., companies domiciled and/or with operations in the United States, or listed on U.S.-based exchanges, and generally invests in large-cap or mid-cap stocks (which are generally defined as of the date of this prospectus as stocks of companies with market capitalizations above $7 billion and $2 billion, respectively). The Fund may also invest in real estate investment trusts. To attempt to deliver on its objectives, at times the Fund may focus investments in a particular sector or sectors of the economy that it believes deliver a high and rising dividend income stream. The strategy seeks to deliver a dividend yield that is higher than the broader market and to pursue competitive performance in both up and down markets, while targeting lower volatility than the broader market.
The Fund’s investment adviser (“Adviser”) believes a strategic emphasis on high dividend-paying U.S. stocks can enhance performance over time. In addition, the Adviser seeks to enhance investment results by focusing on stocks with both the potential for future dividend growth and current dividend-oriented characteristics.
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The Fund focuses on high dividend-paying companies that exhibit solid performance in periods of market weakness in an attempt to reduce risk. Risk is also managed through exposure to multiple sectors and industries. At the individual stock level, the Fund generally adheres to position size limits which may be adjusted over time and are designed to further control portfolio risk.
From a broad universe, stocks are prioritized based on criteria including:
◾ dividend yield;
◾ dividend growth;
◾ strong financial condition; and
◾ performance during periods of market weakness.
Companies highly ranked in the prioritization process are scrutinized to determine whether the company is an attractive investment proposition. This process is driven primarily by bottom-up fundamental proprietary research. Broad macroeconomic trends that can influence the outlook of sectors and industries are also taken into account.
The Adviser’s sell discipline is a critical component of the investment process. Generally, a stock is reviewed for sale when one or more of the following occur:
◾ the combination of dividend yield and dividend growth becomes inadequate;
◾ the investment thesis deteriorates;
◾ diminished management commitment to the dividend; and
◾ the stock’s weighting in the portfolio exceeds appropriate level.
The Fund may use derivative contracts, in particular futures contracts, to manage or hedge the Fund’s indirect currency exposure. There can be no assurance that the Fund’s use of derivative contracts will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in dividend-paying securities of U.S. issuers. For purposes of this limitation, U.S. issuers will be defined as companies domiciled and/or with operations in the United States, or listed on U.S.-based exchanges. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities of U.S. issuers.
TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.
What are the Fund’s Principal Investments?
The following provides general information on the Fund’s principal investments. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal investments and may provide additional information about the Fund’s principal investments.
Equity Securities
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.
The following describes the equity securities in which the Fund principally invests.
Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
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Real Estate Investment Trusts (REITs)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs in the United States are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a U.S. REIT’s ability to respond to changes in the commercial real estate market.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the “CFTC”) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a “CCP”).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps; the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund. Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
Payment obligations arising in connection with derivative contracts are frequently required to be secured with margin (which is commonly called “collateral”). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
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Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund and, therefore, is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.
OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
Asset Segregation
In order to cover its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities in each case, as provided by the SEC or SEC staff guidance. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies, managing its uninvested cash and/or other investment reasons consistent with the Fund’s investment objective and investment strategies. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. These investments also can create conflicts of interests for the Adviser to the Fund and the investment adviser to the acquired fund. For example, a conflict of interest can arise due to the possibility that the Adviser to the Fund could make a decision to redeem the Fund’s investment in the acquired fund. In the case of an investment in an affiliated fund, a conflict of interest can arise if, because of the Fund’s investment in the acquired fund, the acquired fund is able to garner more assets, thereby growing the acquired fund and increasing the management fees received by the investment adviser to the acquired fund, which would either be the Adviser or an affiliate of the Adviser. However, the Adviser believes that the benefits and efficiencies of making investments in other investment companies should outweigh the potential additional fees and/or expenses and resulting conflicts of interest.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. The Fund intends to limit its investments in other investment companies, including private funds, to 10% or less. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1), the registered investment company must enter into an agreement with the Fund.
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Additional Information Regarding the Security Selection Process
As part of analysis in its security selection process, among other factors, the Adviser also evaluates whether environmental, social and governance factors could have a positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Fund may invest. The Adviser may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers on environmental, social and governance topics. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by Federated Hermes as an additional input in its primary analysis.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund’s principal investments. Any additional risks associated with the Fund’s non-principal investments are described in the Fund’s SAI. The Fund’s SAI also may provide additional information about the risks associated with the Fund’s principal investments.
Stock Market Risk
The value of equity securities in the Fund’s portfolio will rise and fall over time. These fluctuations could be a sustained trend or a drastic movement. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.
Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. The price of a company’s shares depends significantly on the information publicly available about the company. The reporting of poor results by a company, the restatement of a company’s financial statements or corrections to other information regarding a company or its business may adversely affect the price of its shares, as would allegations of fraud or other misconduct by the company’s management. The Fund may also be disadvantaged if some market participants have access to material information not readily available to other market participants, including the Fund.
Mid-Cap Company Risk
The Fund may invest in mid-capitalization (or “mid-cap”) companies. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile and they face greater risk of business failure, compared to larger, more established companies, which could increase the volatility of the Fund’s portfolio and performance. Shareholders should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-cap companies.
Large-Cap Company Risk
The Fund may invest in large-capitalization (or “large-cap”) companies. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Larger, more established, companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be unable to respond quickly to new competitive challenges, like price competition, changes in consumer tastes or innovative products. These factors could result in the share price of larger companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund’s portfolio, performance and Share price.
RISK RELATED TO THE ECONOMY
The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets may contribute to
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the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance. For example, the value of equity securities may rise and fall in response to changes in interest rates. Market factors, such as the demand for particular equity securities, may cause the price of certain equity securities to fall while the prices of other securities rise or remain unchanged.
Epidemic and Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally (“COVID-19”). This coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Fund’s investments, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. In addition, in mid-March 2020 the U.S. Federal Reserve (“Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Risk Related to Investing for dividend income
There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Because a dividend is always a positive contributor to total return, dividend-paying stocks are typically less volatile than non-dividend-paying stocks. Accordingly, the Fund’s performance may lag behind the general market when dividend-paying stocks are out of favor.
Sector Risk
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Liquidity Risk
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
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REAL ESTATE INVESTMENT TRUST RISK
Real estate investment trusts (REITs) are subject to risks associated with the ownership of real estate. Some REITs experience market risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property.
REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under applicable tax laws or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.
Effective for taxable years beginning after December 31, 2017, the Tax Cuts and Jobs Act generally allows individuals and certain non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. Related regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders, provided certain holding period requirements are met.
Risk of Investing in Derivative Contracts
The Fund’s exposure to derivative contracts (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts may have tax consequences to the Fund and its shareholders. For example, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin, or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts may also involve other risks described in this Prospectus, such as stock market, currency and liquidity risks.
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NEW FUND RISK
A new fund’s performance may not represent how the fund is expected to or may perform in the long term if, and when, it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new funds. New funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a new fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. New funds have limited performance histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.
ETF RISK
As an ETF, the Fund is subject to the following risks:
Authorized Participants Concentration Risk
To the extent that the Fund invests in instruments that trade outside of a collateralized settlement system, it may have a limited number of financial institutions that act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, trading in Shares of the Fund may be significantly diminished and the market price of Shares may represent a significant discount to net asset value (NAV). To the extent that no Authorized Participants are willing to trade in the Fund’s shares, the Fund may have difficulty maintaining compliance with the requirements of the Exchange necessary to maintain the listing of the Fund, and the Fund may face delisting from the Exchange.
Premium/Discount Risk
The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the secondary market. It cannot be predicted whether Fund Shares will trade below, at or above their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing Shares and receive less than NAV when selling Fund Shares. This risk is heightened in times of market volatility and steep market declines, particularly to the extent that the Fund’s portfolio holdings are or become illiquid. In such market conditions, market or stop-loss orders to sell the ETF Shares may be executed at market prices that are significantly below that day’s NAV, as subsequently calculated. In addition, Authorized Participants and/or market makers in the Fund’s Shares may step away from the market, resulting in a disruption to creations and redemptions, which may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund Shares may deviate significantly from the NAV if the number of Fund Shares outstanding is small, such that there is less active trading in Fund Shares. Investors purchasing and selling Fund Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.
Secondary Market Trading Risk
Investors buying or selling Shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of Shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for Shares (the bid price) and the price at which an investor is willing to sell Shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Increased market volatility may cause increased bid/ask spreads.
Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained or that the Fund’s Shares will continue to be listed. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all.
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technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
The Fund’s net asset value of a Share (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities and dividing the balance by the number of Shares outstanding. The Fund’s current NAV and/or public offering price may be found at FederatedInvestors.com, via online news sources and in certain newspapers.
The value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.
In calculating its NAV, the Fund generally values investments as follows:
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other funds are valued based upon their reported NAVs. The prospectuses for these funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
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How Do You Buy and Sell Shares?
individual shares
Shares of the Fund are listed for trading on a national securities exchange during the trading day. The Fund’s primary listing exchange is NYSE Arca. Shares can be bought and sold throughout the trading day like Shares of other publicly traded companies, and when you buy or sell the Fund’s Shares in the secondary market, you will pay or receive the market price. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund Shares listing will continue or remain unchanged. Buying or selling the Fund’s Shares involves certain costs that apply to all securities transactions. For example, when buying or selling Shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Shares. In addition, you may also incur the cost of the spread (the difference between the bid price (the price secondary market investors are willing to pay for Shares) and the ask price (the price at which secondary market investors are willing to sell Shares)). The spread varies over time for Shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.
Creations and Redemptions
Shares of the Fund may only be acquired through the Distributor and redeemed directly with the Fund by or through an Authorized Participant in Creation Units or multiples thereof. A Creation Unit is comprised of [To Be Filed By Amendment] Shares, as discussed in the “Creations and Redemptions” section of the SAI. “Authorized Participants” are registered clearing agents that enter into an agreement with the Distributor to transact in Creation Units. For a list of the Fund’s Authorized Participants, contact the Distributor at 888-400-7838. Once created, Shares of the Fund normally trade in the secondary market in amounts less than a Creation Unit.
The Fund is open on every “Business Day,” which is any day the NYSE is open. The New York Stock Exchange (NYSE) is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when the NYSE closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the “Creations and Redemptions” section of the SAI.
Purchases and redemptions of Creation Units will primarily take place in-kind; however, at times, may take place for cash at the discretion of the Fund. The determination of whether purchases and redemptions of Creation Units will be for cash or in-kind depends primarily on the regulatory requirements and settlement mechanisms relevant to the Fund’s portfolio holdings and the Fund is not limited to engaging in in-kind transactions to any particular market circumstances. As further described in the SAI, Creation Units typically are issued on a two Business Days (“T+2”) basis after a purchase order has been received in good order and the transfer of good title to the Fund of any in-kind securities and/or cash required to purchase a Creation Unit have been completed (subject to certain exceptions). Similarly, and also as further described in the SAI, deliveries of redemption proceeds by the Fund generally will be made on a T+2 basis after a redemption order has been received in good order and the requisite number of Fund Shares have been delivered (subject to certain exceptions). The Fund may delay redemptions up to seven days or longer as permitted by applicable law, regulations and interpretations, such as where unusual market conditions affect the NYSE or an emergency exists which makes it impracticable for the Fund to dispose of or value securities it owns or the Fund has received an SEC exemptive order.
The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
For more information on how to buy and sell Shares of the Fund, call 1-800-341-7400 or visit FederatedInvestors.com.
Share Trading Prices
The trading prices of the Fund’s Shares listed on its Exchange may differ from the Fund’s daily NAV and will normally be affected by market forces, such as supply and demand, economic conditions, the market value of the Fund’s disclosed portfolio holdings and other factors. As a result, trading prices may be lower, higher or the same as the Fund’s NAV; and investors may pay more than NAV when buying Shares and receive less than NAV when selling Shares through the Exchange.
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Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (DTC) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.
Investors owning Shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for Shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.
Premium/Discount Information
The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The market price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
There may be differences–premiums or discounts–between the daily market prices on secondary markets for Shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems Shares. The Fund’s market price may be at, above or below its NAV. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the Fund’s NAV, market price and daily premiums or discounts can be found at [INSERT WEBSITE].
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.
Continuous Offering
The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
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Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
RULE 12b-1 FEES
The Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.25% of the Fund’s average net assets. The Fund’s Shares have no present intention of paying, accruing or incurring any Rule 12b-1 Fees until such time as approved by the Fund’s Board of Trustees.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
Account and Share Information
Fund Distributions
The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare and distribute income dividends monthly to shareholders of record. In addition, the Fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund Shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.
TAX INFORMATION
The Fund and/or your financial intermediary provides year-end tax information and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.
Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
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Taxes on Creations and Redemptions of Creation Units
A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between: (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange; and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters. The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.
FREQUENT TRADING POLICIES
As described above, when buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent buying and selling of Fund Shares on the secondary market may detract significantly from investment returns.
The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. The Fund discloses its portfolio holdings daily at FederatedInvestors.com. Fund fact sheets are also available on FederatedInvestors.com and provide information regarding the Fund’s top holdings. Other information may be requested by calling 1-800-341-7400.
Declaration of Trust Provisions
The Board has adopted, and from time to time amends, an Amended and Restated Declaration of Trust for the Trust and the Fund, which governs its operations and by which each shareholder shall be held expressly to have agreed to be bound by the provisions thereof.
The Fund’s Declaration of Trust also places limitations on the forum in which claims against the Trust may be heard and includes a waiver of a jury trial. Other than federal securities law claims, claims against the Trust are required to be brought in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Accordingly, shareholders may be required to bring claims in an inconvenient or less favorable forum.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
The address of the Adviser and FASC is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
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The Fund has received and can rely upon an order from the Securities and Exchange Commission (SEC) that permits the Adviser, subject to approval by the Board of Trustees, to appoint a sub-adviser or change the terms of a sub-advisory agreement without obtaining shareholder approval. The Fund is permitted to rely upon the SEC order to change sub-advisers, or the fees paid to a sub-adviser, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to increase the aggregate advisory fee rate of the Fund without the approval of the shareholders.
The Adviser and other advisory subsidiaries of Federated Hermes combined, advise approximately 102 registered investment companies spanning equity, fixed-income and money market mutual funds and also manage a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds). Federated Hermes’ assets under management totaled approximately $668.9 billion in assets as of December 31, 2021. Federated Hermes was established in 1955 as Federated Investors, Inc. and is one of the largest investment managers in the United States with nearly 2,000 employees. Federated Hermes provides investment products to more than 11,000 investment professionals and institutions.
The Adviser advises approximately 15 registered investment companies and also manages sub-advised funds. The Adviser’s assets under management totaled approximately $16.3 billion as of December 31, 2021.
PORTFOLIO MANAGEMENT INFORMATION
Daniel Peris
Daniel Peris, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since November of 2022.
Mr. Peris is jointly responsible for the day-to-day management of the Fund and develops investment strategy for the Fund. He has been with the Adviser or an affiliate since 2002; has worked in investment management since 1999; and has managed investment portfolios since 2006. Education: B.A., Williams College; M.Phil., Oxford University; and Ph.D., University of Illinois.
Deborah D. Bickerstaff
Deborah D. Bickerstaff, Portfolio Manager, has been the Fund’s portfolio manager since November of 2022.
Ms. Bickerstaff is jointly responsible for the day-to-day management of the Fund, with emphasis on portfolio analytics and implementation. She has been with the Adviser or an affiliate since 1996; has worked in investment management since 2000; and has managed investment portfolios since 2005. Education: B.S., La Roche College.
Jared S. Hoff
Jared S. Hoff, Portfolio Manager, has been the Fund’s portfolio manager since November of 2022.
Mr. Hoff is jointly responsible for the day-to-day management of the Fund. He has been with the Adviser or an affiliate since 2000; has worked in investment management since 2000; and has managed investment portfolios since 2017. Education: B.S., Duquesne University; M.B.A., Carnegie Mellon University.
Michael R. Tucker
Michael R. Tucker, Portfolio Manager, has been the Fund’s portfolio manager since November of 2022.
Mr. Tucker is jointly responsible for the day-to-day management of the Fund. He has been with the Adviser or an affiliate since 1993; has worked in investment management since 1993; and has managed investment portfolios since 2017. Education: B.S. and M.S., Carnegie Mellon University.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.
ADVISORY FEES
The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of the Fund’s average daily net assets. The Adviser may contractually or voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of the Prospectus.
Under the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for reviewing, supervising and administering the Fund’s investment program and the general management and administration of the Trust. In this regard, among other things, the Adviser arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser may engage a subadviser to assist it in managing the Fund’s investments, but will be responsible for overseeing any subadvisers. The Adviser manages the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the Trust. Under the
17

Investment Advisory Agreement, the Adviser bears all of its own costs associated with providing advisory services to the Fund. In addition, the Adviser has contractually agreed to pay all operating expenses of the Fund, except: (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes) and registration fees and expenses; (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) Acquired Fund Fees and Expenses; (v) litigation expenses; (vi) proxy-related expenses; (vii) tax reclaim recovery expenses; and (viii) any expenses determined to be extraordinary expenses. Nevertheless, there exists a risk that a Trust service provider will seek recourse against the Trust if is not timely paid by the Adviser for the fees and expenses for which it is responsible, which could materially adversely affect the Fund.
A discussion of the Board’s review of the Fund’s investment advisory contract will be available in the Fund’s annual and semi-annual shareholder reports for the periods ended October 31 and April 30, respectively.
Financial Information
FINANCIAL HIGHLIGHTS
The Fund’s fiscal year end is October 31. As the Fund’s first fiscal year will end October 31, 2023, the Fund’s audited financial information is not yet available as of the date of this Prospectus.
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Appendix A: Hypothetical Investment and Expense Information
The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and an investor’s continued holding of Shares. The chart assumes that Shares are purchased at the Fund’s net asset value. However, individual Shares cannot be purchased or redeemed at net asset value, and rather are typically bought and sold on an exchange at a market price, which may be higher or lower than net asset value. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the gross expense ratio as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The hypothetical investment information does not reflect the effect of charges such as brokerage commissions or other fees to financial intermediaries that you may pay (if any). Fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED HERMES U.S. STRATEGIC DIVIDEND ETF
ANNUAL EXPENSE RATIO: 0.61%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$62.34	$10,439.00
2	$10,439.00	$521.95	$10,960.95	$65.08	$10,897.27
3	$10,897.27	$544.86	$11,442.13	$67.93	$11,375.66
4	$11,375.66	$568.78	$11,944.44	$70.91	$11,875.05
5	$11,875.05	$593.75	$12,468.80	$74.03	$12,396.36
6	$12,396.36	$619.82	$13,016.18	$77.28	$12,940.56
7	$12,940.56	$647.03	$13,587.59	$80.67	$13,508.65
8	$13,508.65	$675.43	$14,184.08	$84.21	$14,101.68
9	$14,101.68	$705.08	$14,806.76	$87.91	$14,720.74
10	$14,720.74	$736.04	$15,456.78	$91.77	$15,366.98
Cumulative		$6,112.74		$762.13
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An SAI dated November XX, 2022, includes additional information about the Fund and is incorporated by reference into this Prospectus. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.
The Fund’s shareholder reports, when available, will be made available on FederatedInvestors.com/FundInformation, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through e-delivery.
These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on FederatedInvestors.com.
You can obtain information about the Fund (including the SAI) by accessing Fund information from the EDGAR Database on the SEC’s website at sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

Federated Hermes U.S. Strategic Dividend ETF
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-23730
CUSIP TBD
Q455723 (10/22)
© 2022 Federated Hermes, Inc.

Statement of Additional Information
November XX, 2022

NYSE Arca | TBD

Federated Hermes U.S. Strategic Dividend ETF

A Portfolio of Federated Hermes ETF Trust
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Hermes U.S. Strategic Dividend ETF (the “Fund”), dated November XX, 2022.
Obtain the Prospectus without charge by calling 1-800-341-7400.
Contents
1	How is the Fund Organized?
1	Securities in Which the Fund Invests
10	Investment Risks
13	Investment Objective (and Policies) and Investment Limitations
16	What Do Shares Cost?
18	How is the Fund Bought and Sold?
27	Delaware Statutory Trust Law
27	Account and Share Information
28	Tax Information
28	Who Manages and Provides Services to the Fund?
43	Financial Information
44	Investment Ratings
49	Addresses
50	Appendix
Federated Hermes U.S. Strategic Dividend ETF
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455724 (11/22)
© 2022 Federated Hermes, Inc.

How is the Fund Organized?
The Fund is a diversified portfolio of Federated Hermes ETF Trust (the “Trust”). The Trust is an open-end, management investment company that was established under the laws of Delaware on August 23, 2011. The Trust may offer separate series of shares representing interests in separate portfolios of securities.
The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (the “Adviser”).
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.
The Shares of the Fund are listed and traded on the Exchange identified on the cover of this SAI at prices that may differ from the Fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if, among other matters: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act to the extent such Fund’s listing is conditioned upon reliance on Rule 6c-11; (ii) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of Shares; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.
Trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.
The Fund is not sponsored, endorsed, sold, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions and Techniques
Equity Securities
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following further describes the types of equity securities in which the Fund invests. This information is either additional information in respect of a principal security referenced in the Prospectus or information in respect of a non-principal security (in which case there is no related disclosure in the Prospectus).
Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.
Interests in Other Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Warrants
Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the “exercise price”) at a specified future date (the “expiration date”). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following further describes the types of fixed-income securities in which the Fund invests. This information is either additional information in respect of a principal security referenced in the Prospectus or information in respect of a non-principal security (in which case there is no related disclosure in the Prospectus).
Treasury Securities (A Fixed-Income Security)
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.
Government Securities (A Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) in support of such obligations.
Some government agency securities have no explicit financial support, and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
Investors generally regard government securities as having minimal credit risks, but not as low as Treasury securities.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.
Additional Information Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.
In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (GSEs), remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.
Convertible Securities (A Fixed-Income Security)
Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps, and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund and, therefore, is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

Interest-Rate Futures
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments within the index.
Security Futures
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.
Currency Futures and Currency Forward Contracts (Types of Futures Contracts)
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.
Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
The Fund may buy and/or sell the following types of options:
Call Options
A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. The Fund may use call options in the following ways:Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; andWrite call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; andWrite put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.
Common swap agreements that the Fund may use include:
Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
Credit Default Swaps
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as “Protection Buyer”) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as “Protection Seller”) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

Other Investments, Transactions, Techniques
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements
Reverse repurchase agreements (which are considered a type of special transaction for asset segregation or asset coverage purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
Delayed Delivery Transactions
Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Securities Lending
The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. An acceptable investment into which the Fund may reinvest cash collateral includes, among other acceptable investments, securities of affiliated money market funds (including affiliated institutional prime money market funds with a “floating” net asset value that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if net asset value decreases, result in the Fund having to cover the decrease in the value of the cash collateral).
Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.
Securities lending activities are subject to interest rate risks and credit risks.
Asset Segregation
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (“1940 Act”), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (“net”) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.
The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.
The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.
The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.
By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
INTER-FUND BORROWING AND THIRD-PARTY LENDING ARRANGEMENTS
Inter-Fund Borrowing
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds (“Federated Hermes funds”) advised by subsidiaries of Federated Hermes, Inc. (“Federated Hermes,” formerly, Federated Investors, Inc.) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated Hermes funds, and an inter-fund loan is only made if it benefits each participating Federated Hermes fund. Federated Hermes administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated Hermes funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated Hermes fund than market-competitive rates on overnight repurchase agreements (“Repo Rate”) and more attractive to the borrowing Federated Hermes fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (“Bank Loan Rate”), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Third-Party Line of Credit
The Fund may participate with certain other Federated Hermes funds, at a future time deemed appropriate by Federated Hermes, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC would be used to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund would not be permitted to borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also would be subject to the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of: (i) the federal funds effective rate; (ii) the published secured overnight financing rate plus an assigned percentage; and (iii) 0.0%; plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of the date of this Statement of Additional Information, the Fund does not currently participate in the LOC.
LIQUIDITY RISK MANAGEMENT PROGRAM
The Fund has adopted and implemented a written liquidity risk management program (LRMP) and related procedures to assess and manage the liquidity risk of the Fund in accordance with Section 22(e) of the 1940 Act and Rule 22e-4 thereunder. The Board has designated the Adviser, together with Federated Hermes, Inc.’s (“Federated Hermes,” formerly, Federated Investors, Inc.) other affiliated registered investment advisory subsidiaries that serve as investment advisers to other Federated Hermes funds, to collectively serve as the administrator of the LRMP and the related procedures (the “Administrator”). Rule 22e-4 defines “liquidity risk” as the risk that the Fund will be unable to meet requests to redeem Shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As a part of the LRMP, the Administrator is responsible for classifying the liquidity of the Fund’s portfolio investments in accordance with Rule 22e-4. As part of the LRMP, the Administrator is also responsible for assessing, managing and periodically reviewing the Fund’s liquidity risk, for making periodic reports to the Board and the SEC regarding the liquidity of the Fund’s investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP.

Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Leverage Risk
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
Credit Risk
Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
Small-Cap Company Risk
The Fund may invest in small capitalization (or “small-cap”) companies. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations and could increase the volatility of the Fund’s portfolio and performance. Shareholders should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies.
Interest Rate Risk
Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. The duration of a fixed-income security may be equal to or shorter than the stated maturity of a fixed-income security. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Duration measures the price sensitivity of a fixed-income security given a change in interest rates. For example, if a fixed-income security has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the security’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the security’s value to increase about 3%.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to:(a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.
Risk Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”
LIBOR Risk
Certain derivatives or debt securities, or other financial instruments in which the Fund may invest, as well as the Fund’s committed, revolving line of credit agreement, utilize the London Interbank Offered Rate (LIBOR) as the reference or benchmark rate for interest rate calculations.
LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. LIBOR has historically been quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR tenors, including some USD LIBOR tenors, on December 31, 2021, and will cease publishing the remaining and most liquid USD LIBOR tenors no later than June 30, 2023. Regulators have encouraged the development of and transition to the use of alternative reference or benchmark rates.
While the transition away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation of LIBOR, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Further, the process for amending existing contracts or instruments to transition away from LIBOR remains unclear in the absence of global consensus.
It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events. However, neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. For example, certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (SOFR), which is a broad measure of secured overnight U.S. Treasury repo rates, or the Bloomberg Short-Term Bank Yield Index (BSBY), a proprietary series of credit sensitive reference rates that incorporate bank credit spreads, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. In addition, regulators in foreign jurisdictions have proposed alternative replacement rates. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

The effectiveness of multiple alternative reference rates as opposed to one primary reference rate has not been determined. The effectiveness of alternative reference rates used in new or existing financial instruments and products has also not yet been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, and these effects could be experienced until the permanent cessation of the majority of USD LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s investment performance.
EXCHANGE-TRADED FUNDS RISK
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
LARGE SHAREHOLDER RISK
A significant percentage of the Fund’s shares may be owned or controlled by a large shareholder, such as other funds or accounts, including those of which the Adviser or an affiliate of the Adviser may have investment discretion. Accordingly, the Fund can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders. These inflows and outflows could be significant and, if frequently occurring, could negatively affect the Fund’s net asset value and performance and could cause the Fund to sell securities at inopportune times in order to meet redemption requests. Investments in the Fund by other investment companies also can create conflicts of interests for the Adviser to the Fund and the investment adviser to the acquiring fund. For example, a conflict of interest can arise due to the possibility that the investment adviser to the acquiring fund could make a decision to redeem the acquiring fund’s investment in the Fund. In the case of an investment by an affiliated fund, a conflict of interest can arise if, because of the acquiring fund’s investment in the Fund, the Fund is able to garner more assets from third-party investors, thereby growing the Fund and increasing the management fees received by the Adviser, which could also be the investment adviser to the acquiring fund.
CYBERSECURITY AND OPERATIONAL RISK
Like other funds and business enterprises, Federated Hermes’ business relies on the security and reliability of information and communications technology, systems and networks. Federated Hermes uses digital technology, including, for example, networked systems, email and the Internet, as well as mobile devices and “cloud”-based service offerings, to conduct business operations and engage clients, customers, employees, products, accounts, shareholders and relevant service providers, among others. Federated Hermes, as well as its funds and certain service providers, also generate, compile and process information for purposes of preparing and making filings or reports to governmental agencies, or providing reports or statements to customers, and a cybersecurity attack or incident that impacts that information, or the generation and filing processes, can prevent required regulatory filings and reports from being made, or reports or statements from being delivered, or cause the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). The use of the Internet and other electronic media and technology exposes the Fund, the Fund’s shareholders, and the Fund’s service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “cyber-events”). The work-from-home environment necessitated by the novel coronavirus (“COVID-19”) pandemic has increased the risk of cyber incidents given the increase in cyber attack surface stemming from the use of personal devices and non-office or personal technology.
Cyber-events can result from intentional (or deliberate) attacks or unintentional events by insiders (e.g., employees) or third parties, including cybercriminals, competitors, nation-states and “hacktivists,” among others. Cyber-events can include, for example, phishing, credential harvesting or use of stolen access credentials, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), structured query language attacks, infection from or spread of malware, ransomware, computer viruses or other malicious software code, corruption of data, exfiltration of data to malicious sites, the dark web or other locations or threat actors, and attacks (including, but not limited to, denial of service attacks on websites) which shut down, disable, slow, impair or otherwise disrupt operations, business processes, technology, connectivity or website or Internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events on a daily basis. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Cyber-events can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. To date, cyber-events have not had a material adverse effect on the Fund’s business operations or performance.
Cyber-events can affect, potentially in a material way, Federated Hermes’ relationships with its customers, employees, products, accounts, shareholders and relevant service providers. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, damage to employee perceptions of the company, and additional compliance costs associated with corrective measures and credit monitoring for impacted individuals. A cyber-event can cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, generate or make filings or deliver reports or statements, calculate the Fund’s NAV, or allow shareholders to transact business or other disruptions to operations), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also can result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value.
The Fund’s Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. The Fund’s Adviser employs various measures aimed at mitigating cybersecurity risk, including, among others, use of firewalls, system segmentation, system monitoring, virus scanning, periodic penetration testing, employee phishing training and an employee cybersecurity awareness campaign. Among other service provider management efforts, Federated Hermes also conducts due diligence on key service providers relating to cybersecurity. Federated Hermes has established a committee to oversee Federated Hermes’ information security and data governance efforts, and updates on cyber-events and risks are reviewed with relevant committees, as well as Federated Hermes’ and the Fund’s Boards of Directors or Trustees (or a committee thereof), on a periodic (generally quarterly) basis (and more frequently when circumstances warrant) as part of risk management oversight responsibilities. However, there is no guarantee that the efforts of Federated Hermes, the Fund’s Adviser or its affiliates, or other service providers, will succeed, either entirely or partially as there are limits on Federated Hermes’ and the Fund’s ability to prevent, detect or mitigate cyber-events. Among other reasons, the cybersecurity landscape is constantly evolving, the nature of malicious cyber-events is becoming increasingly sophisticated and the Fund’s Adviser, and its relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.
The Fund can be exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures. In addition, other disruptive events, including, but not limited to, natural disasters and public health crises (such as the COVID-19 pandemic), can adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Investment Objective (and Policies) and Investment Limitations
The Fund’s investment objective is to seek income and long-term capital appreciation. The investment objective may be changed by the Fund’s Board without shareholder approval.
Investment Limitations
Borrowing Money and Issuing Senior Securities
The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief. The Fund will not borrow money, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief.

Diversification
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Investing in Commodities
The Fund will not purchase or sell physical commodities, except to the extent acquired as a result of ownership of securities or other instruments or enforcement of rights thereunder or permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief. This limitation does not prevent the Fund from purchasing or selling options and futures contracts, from purchasing securities of companies that deal in commodities or from investing in securities or other instruments backed by physical commodities.
Underwriting
The Fund will not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief.
Lending
The Fund will not lend any security or make any other loan except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief. This limitation does not apply to purchases of debt obligations or securities, to the lending of assets to broker-dealers or institutional investors, to repurchase agreements, or to acquisitions of loans, loan participations, assignments of loans or participations, or other forms of debt instruments permissible under the Fund’s investment policies.
Concentration
The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), investment companies, repurchase agreements collateralized by U.S. government securities, bank instruments, and tax-exempt (or municipal) securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Investing in Real Estate
The Fund will not purchase or sell real estate, except to the extent acquired as a result of ownership of securities or other instruments or enforcement of rights thereunder or permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief. This limitation does not prevent the Fund from investing in securities or other instruments secured or backed by real estate or interests therein, real estate investment trusts or securities of companies engaged in transactions in real estate, or interests therein, or the real estate business.
The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of the Fund’s outstanding voting securities,” as defined by the 1940 Act, which means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Investing in Securities of Other Investment Companies
The Fund is prohibited from investing in other registered investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.
Non-Fundamental Names Rule Policy
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in dividend-paying securities of U.S. issuers. For purposes of this limitation, U.S. issuers will be defined as companies domiciled and/or with operations in the United States, or listed on U.S.-based exchanges. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities of U.S. issuers.

Additional Information
As a matter of non-fundamental investment policy regarding certain of the Fund’s investment restrictions, please note the following additional information.
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items and “bank instruments.”
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
“Senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank, subject to certain limitations. In applying the borrowing limitation, in accordance with Section 18(f)(1) of the 1940 Act and current SEC rules and guidance, the Fund is permitted to borrow money, directly or indirectly, provided that immediately after any such borrowing, the Fund has asset coverage of at least 300% for all of the Fund’s borrowings.
Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices, and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. The Fund is permitted to invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.
In applying the Fund’s underwriting restriction, the Fund may engage in the business of underwriting securities issued by others to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. The Fund is also authorized to lend portfolio securities under the conditions and restrictions described in the Fund’s Prospectus and/or SAI.
In applying the concentration restriction, the Fund will adhere to the requirements of the 1940 Act which limits investments in a particular industry or group of industries to no more than 25% of the value of the Fund’s total assets. Further, in applying the Fund’s concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. Private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity will be deemed to constitute investment in an industry. The Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy to the extent that the Fund has sufficient information about such investments.
Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.
What Do Shares Cost?
Because the Fund is an exchange-traded fund, individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. When buying on or through the exchange, the price of Fund Shares is based on a market price, which may be more or less than the Fund’s net asset value. The Fund only sells and redeems Shares at net asset value with Authorized Participants (defined below) in Creation Units (defined below).
Determining Net Asset Value
A Share’s net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of the Fund by valuing the Fund’s assets, subtracting the Fund’s liabilities and dividing the balance by the number of Fund Shares outstanding. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
◾ Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
◾ Other equity securities traded primarily in the United States are valued based upon the mean of closing bid-and-asked quotations from one or more dealers.
◾ Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
◾ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below.
◾ Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
◾ OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts may be fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from a third party.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.
Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.
Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.
Special valuation considerations may apply with respect to the Fund’s “odd-lot” positions, if any, as the Fund may receive lower prices when it sells such positions than it would receive for sales of institutional round lot positions. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Fund may hold or, from time to time, transact in such securities in smaller, odd lot sizes.
The Valuation Committee engages in oversight activities with respect to the Fund’s pricing services, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing services’ prices against actual sale transactions, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these pricing services. If information furnished by a pricing service is not readily available or, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the security will be fair valued by the Valuation Committee in accordance with procedures established by the Trustees as discussed below in “Fair Valuation Procedures.”
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for all fixed-income securities. The Fund normally uses mid evaluations for OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of an investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
◾ Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “Fair Valuation Procedures.” The Board has ultimate responsibility for any fair valuations made in response to a significant event.
How is the Fund Bought and Sold?
Under the Distributor’s Contract with the Fund, the Distributor (“Federated Securities Corp.”) offers Shares on a continuous, best-efforts basis.
Creation and Redemption of Creation Units
The Trust issues and redeems Shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day,” as used herein, is any day on which the New York Stock Exchange (NYSE) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Currently, the number of Shares that constitutes a Creation Unit is [To Be Filed By Amendment] Shares. The Board, or the Adviser pursuant to delegated authority from the Board, may change the number of Shares constituting a Creation Unit. In addition, the Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of the Fund, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
Creation Units may be purchased and redeemed only by or through a clearing agency that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be an Authorized Participant and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant, which may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.
Investors who are not Authorized Participants may purchase and sell Shares of the Fund in any amount on the secondary market.
Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to transact in Shares of the Fund on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
Purchases of Creation Units
The consideration for the purchase of Creation Units of the Fund consists of an in-kind deposit of a designated portfolio of securities (or cash for all or any portion of such securities (“Deposit Cash”)) (collectively, the “Deposit Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Securities. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit.”
The Custodian or the Administrator expects to make available through the National Securities Clearing Corporation (NSCC) on each Business Day, prior to the opening of regular trading on the Exchange, the list of names and the required number of Shares of each Deposit Security and Deposit Cash, as applicable, and the estimated amount of the Cash Component to be included in the current Fund Deposit for that Business Day. The identity and number of Shares of the Deposit Securities may change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time and when Custom Baskets (defined below) are used. Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash plus or minus the same Cash Component.
The means by which the Deposit Securities and Cash Component are to be delivered by the Authorized Participant to the Fund are set forth in the Authorized Participant Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund Shares will be settled through the DTC system.
Placement of Purchase Orders
To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase Shares of the Fund on a Business Day generally before the time as of which that day’s NAV is calculated. For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time as of which the applicable NAV is calculated and the order window, as established for the Fund, is closed (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. Custom Orders must be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.
The Authorized Participant Agreement sets forth the different methods whereby Authorized Participants can submit purchase orders. A purchase order is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order, such as, in the case of purchase orders submitted through the applicable order portal, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant through the applicable order portal, by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to create Shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may not be accepted or may be charged the maximum transaction fee. A Purchase order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.
Acceptance of Orders for and Issuance of Creation Units
All questions as to whether an order has been submitted in proper form and the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.
The Fund reserves the right to reject or revoke acceptance of a creation order for any reason, provided that such action does not result in a suspension of sales of creation units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Fund may reject or revoke acceptance of a creation order, including, but not limited to, when (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Fund, the Distributor and Federated Hermes make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Fund, the Custodian, any subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that any sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of the Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified the Creation Unit may not be delivered or the purchase order may ultimately be rejected.
The Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 105% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). The Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor.
In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.
Once the Fund has accepted a purchase order, upon the next determination of the NAV of the Shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+2 basis” (i.e., two Business Days after trade date), subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.
Creation Transaction Fees
A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.
The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:
Fund	Standard Transaction Fee	Maximum Variable Transaction Fee*
Federated Hermes U.S. Strategic Dividend ETF	$[To Be Filed By Amendment]	[To Be Filed By Amendment]%
*
As a percentage of the Creation Unit(s) purchased.
The Adviser may adjust the transactions fees from time to time based on actual experience.
To the extent that the Adviser, on behalf of the Fund, may need to convert subscriptions that are made in whole or in part in cash into a foreign currency prior to purchasing investments denominated in foreign currencies at the applicable exchange rate and subject to the applicable spread, Creation Unit purchasers bear the risk associated with changes in the currency exchange rate and security value between the time they place their order and the time that the Fund converts any cash received into foreign investments.
Redemptions of Creation Units
The consideration paid by the Fund for the redemption of Creation Units consists of an in-kind basket of a designated portfolio of securities (or cash for all or any portion of such securities (“Redemption Cash”)) (collectively, the “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component constitute the “Fund Redemption.” Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Security under such laws.
The composition of the Fund Securities may not be the same as the Deposit Securities. In addition, the identity and number of Shares of the Fund Securities may change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time and when Custom Baskets (defined below) are used. Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash plus or minus the same Cash Component.
The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the Authorized Participant Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. The delivery of Fund Shares will be settled through the DTC system.
Placement of Redemption Orders
To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem Shares of the Fund on a Business Day generally before the time as of which that day’s NAV is calculated. For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the Cutoff Time. Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day. Custom Orders must be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.
The Authorized Participant Agreement sets forth the different methods whereby Authorized Participants can submit redemption orders. A redemption request is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the redemption order, such as, in the case of redemption orders submitted through the applicable order portal, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant through the applicable order portal, by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to redeem Shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may be charged the maximum transaction fee. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.
Acceptance of Orders for and Redemption of Creation Units
All questions as to whether an order has been submitted in proper form and the requisite number of Fund Shares and transaction fees have been delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.
The Fund reserves the absolute right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will normally notify the Authorized Participant of such rejection, but neither shall be liable for any failure to give such notification.
Except as provided in the following paragraph, the payment by the Fund of the Fund Securities, including Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees have been completed. If the Transfer Agent does not receive the redeeming investor’s Shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected. Further, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Fund Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction, and it is not possible to make such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust in its sole discretion may determine to redeem Shares in Redemption Cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds as Redemption Cash.
To the extent contemplated by the Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing Shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of up to 105%, which the Trust may change from time to time, of the value of the missing Shares. The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Participant Agreement will permit the Trust, on behalf of the Fund, to purchase the missing Shares and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Shares and the value of the collateral.
Once the Fund has accepted a redemption order, upon the next determination of the NAV of the Shares, the Fund may confirm the redemption of a Creation Unit, against receipt of Shares, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by the Fund typically are settled on a “T+2” basis” (i.e., two Business Days after trade date), but may be made up to seven days later, particularly in stressed market conditions. Further, the Fund reserves the right to settle redemption transactions on another basis to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.
In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees
A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.
The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Fund Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.
The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:
Fund	Standard Transaction Fee	Maximum Variable Transaction Fee*
Federated Hermes U.S. Strategic Dividend ETF	$[To Be Filed By Amendment]	[To Be Filed By Amendment]%
*
As a percentage of the Creation Unit(s) redeemed.
The Adviser may adjust the transactions fees from time to time based on actual experience.
To the extent that the Adviser, on behalf of the Fund, may need to sell investments denominated in foreign currencies prior to converting such proceeds into U.S. dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, those redeeming Creation Units will bear the risk associated with changes in the currency exchange rate and securities value between the time they place their redemption order and the time that the Fund converts any foreign currency-denominated investments into U.S. Dollars.
Custom Baskets
The baskets of securities comprising a Fund Deposit and a Fund Redemption may be representative of the Fund’s portfolio holdings; or the Fund may utilize Custom Baskets provided that certain conditions are met. A “Custom Basket” is (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings, or (ii) a representative basket that is different from the initial basket used in transactions on the same business day, and (iii) a basket that contains bespoke cash and/or security substitutions, including for a single Authorized Participant. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each Custom Basket for compliance with those parameters. In connection with the construction and acceptance of Custom Baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the Fund and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; (4) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading; and (5) with respect to index-based strategies, whether the securities, assets and other positions aid the Fund to track its underlying index. Although the policies and procedures are designed to mitigate against potential overreaching by an Authorized Participant, there is no guarantee that such policies and procedures will be effective.
Regular Holidays
For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances, but in no event longer than fifteen calendar days.
RULE 12b-1 PLAN
The Fund has adopted a Distribution Plan applicable to the Fund’s Shares. Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of the Fund’s assets attributable to Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, fund

“supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur. The plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.
No distribution fees are currently charged to the Fund and there are currently no plans to impose these fees. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. In the event that 12b-1 fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund.
The Plan will remain in effect for a period of one year and is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”). The Plan may not be amended to increase materially the amount of fees that may be paid by the Fund under the Plan unless such amendment is approved by a 1940 Act majority vote of the outstanding Shares and by the Fund’s Trustees in the manner described above. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding Shares.
Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated Hermes funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of payments are described below.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events. The Distributor may also provide additional compensation to financial intermediaries for services rendered in connection with technology and programming set-up, platform development and maintenance or similar services and for the provision of sales-related data to the Adviser and/or its affiliates.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.

For the year ended December 31, 2021, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate on behalf of the Federated Hermes mutual funds. Additional payments may also be made to certain other financial intermediaries that are not FINRA member firms that sell Federated Hermes fund shares or provide services to the Federated Hermes funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31, 2021, are not reflected. You should ask your financial intermediary for information about any additional payments it receives from the Distributor.
ADP Broker-Dealer, Inc.
Advisors Financial, Inc.
AE Wealth Management, LLC
Aegis Financial
American Enterprise Investment Services Inc.
American Portfolios Advisors, Inc.
Apex Clearing Corporation
B.C. Ziegler and Company
BBVA Securities Inc.
BMO Capital Markets Corp.
BMO Harris Financial Advisors, Inc.
BNY Mellon Capital Markets, LLC
BofA Securities, Inc.
Boyd Capital Management LLC
Broadridge Business Process Outsourcing, LLC
Brown Brothers Harriman & Company
Brown Investment Advisory & Trust Company
Caderet, Grant & Co., Inc.
Cambridge Financial Group, Inc.
Carl Stuart Investment Advisor, Inc.
CBIZ Financial Solutions, Inc.
Cetera Advisor Networks, LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
CIBC World Markets Corp.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Claro Advisors, LLC
Comerica Securities, Inc.
Commonwealth Financial Network
Davenport & Company LLC
Deutsche Bank Securities Inc.
Edward D. Jones & Co., LP
Equitable Advisors LLC
Envestnet Asset Management, Inc.
FBL Marketing Services, LLC
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
Fiducia Group
Fifth Third Securities, Inc.
First Financial Equity Corporation
First Horizon Advisors Inc.
FIS Brokerage & Securities Services LLC
FSC Securities Corporation
Gitterman Wealth Management, LLC
Global Retirement Partners LLC
Goldman Sachs & Co. LLC
Great American Investors, Inc.
GWFS Equities, Inc.
Hancock Whitney Investment Services Inc.
Hefren-Tillotson, Inc.
HighTower Securities, LLC
Hilltop Securities, Inc.
The Huntington Investment Company
Huntington Securities, Inc.
Independent Financial Group LLC
Infinex Investments Inc.
Institutional Cash Distributors, LLC
J.P. Morgan Securities LLC
Janney Montgomery Scott LLC
Jefferies LLC
Kestra Investment Services LLC
Key Investment Services LLC
KeyBanc Capital Markets Inc.
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, LLC
LPL Financial LLC
M&T Securities, Inc.
Materetsky Financial Group
Merrill Lynch, Pierce, Fenner and Smith Incorporated
MML Investors Services Inc.
Morgan Stanley Smith Barney LLC
Multi-Bank Securities
Muriel Siebert & Co., Inc.
National Financial Services LLC
Nationwide Investment Services Corporation
Northwestern Mutual Investment Services, LLC
NYLIFE Distributors LLC
OneAmerica Securities Inc.
Oppenheimer & Company, Inc.
Paychex Securities Corp
Pensionmark Financial Group LLC
People’s Securities, Inc.
Pershing LLC
Piper Sandler & Co.
Pitcairn Trust Company
Planmember Securities Corporation
PNC Capital Markets, LLC
PNC Investments LLC
Private Client Services, LLC
Prudential Investment Management Services LLC
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Robert W Baird & Co Incorporated
Royal Alliance Associates, Inc.

SA Stone Wealth Management Inc.
SagePoint Financial, Inc.
Sageview Advisory Group, LLC
Sanford C. Bernstein & Company, LLC
Securian Financial Services, Inc.
Securities America Advisors Inc.
Security Distributors, LLC
Sentry Advisors, LLC
State Street Global Markets, LLC
Stephens Inc.
Stifel Nicolaus & Company Incorporated
Summit Financial Group Inc.
StoneX Financial Inc.
Suntrust Robinson Humphrey, Inc.
TD Ameritrade, Inc.
TD Private Client Wealth LLC
Teachers Insurance and Annuity Association of America
Tradition Securities and Derivatives, Inc.
Treasury Brokerage
Triad Advisors LLC
Truist Securities, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UBS Securities LLC
UMB Financial Services, Inc.
Vanguard Marketing Corporation
Vining-Sparks IBG, Limited Partnership
Vision Financial Markets, LLC
Voya Financial Advisors, Inc.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC
WestPark Capital, Inc.
Woodbury Financial Services, Inc.
World Equity Group, Inc.

Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, the DTC.
The DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own the DTC. More specifically, the DTC is owned by a number of its DTC Participants and by the Exchange, and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and the DTC, the DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to the DTC or its nominee, Cede & Co., as the registered holder of all shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
The DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for the DTC to perform its functions at a comparable cost.
Delaware Statutory Trust Law
The Fund is an organization of the type commonly known as a “Delaware statutory trust.” The Fund’s Declaration of Trust provides that the Trustees and officers of the Fund, in their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the Shares voting for the election of Trustees can elect 100% of the Trustees.
In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
The Fund’s Declaration of Trust also places limitations on the forum in which claims against the Trust may be heard and includes a waiver of a jury trial. Other than federal securities law claims, claims against the Trust are required to be brought in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Accordingly, shareholders may be required to bring claims in an inconvenient or less favorable forum.
Account and Share Information
Voting Rights
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each Share of the Trust will be entitled to one vote on all matters presented to shareholders including the election of Trustees. However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Meetings of shareholders of the Trust, or any series, may be called by the Trustees, certain officers or upon the written request of holders of 25% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
Control Persons and Principal Holders of Securities
The Fund has not yet commenced operations as of the date of this SAI, and, therefore, there were no public shareholders of the Fund as of the date of this SAI.

Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.
Tax Basis Information
The Fund’s Transfer Agent is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
Taxation on Creation and Redemptions of Creation Units
An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss will generally equal the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor and any net amount of cash paid for the Creation Units. However, the U.S. Internal Revenue Service may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers.
Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Federated Hermes ETF Trust Board. As of December 31, 2021, the Trust comprised two portfolios, and the Federated Hermes Complex consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Complex and serves for an indefinite term.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “Independent Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
◾ Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Hermes funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
◾ Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 75 years.
◾ No conflicts which would interfere with qualifying as independent.
◾ Appropriate interpersonal skills to work effectively with other Independent Trustees.
◾ Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
◾ Diversity of background.

interested Trustees Background and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: February 2021
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of the
Funds in the Federated Hermes Complex; President, Chief Executive
Officer and Director, Federated Hermes, Inc.; Chairman and Trustee,
Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global
Investment Management Corp.; Chairman and Trustee, Federated Equity
Management Company of Pennsylvania; Trustee, Federated Shareholder
Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President
and Chief Executive Officer, Federated Investment Management Company,
Federated Global Investment Management Corp. and Passport
Research, Ltd.; Chairman, Passport Research, Ltd.
		$0	$0
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: February 2021
Principal Occupations: Director or Trustee of certain funds in the
Federated Hermes Complex; Chief Financial Officer, Treasurer, Vice
President and Assistant Secretary, Federated Hermes, Inc.; Chairman and
Trustee, Federated Administrative Services; Chairman and Director,
Federated Administrative Services, Inc.; Trustee and Treasurer, Federated
Advisory Services Company; Director or Trustee and Treasurer, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling, and
Federated Investment Management Company; Director, MDTA LLC;
Director, Executive Vice President and Assistant Secretary, Federated
Securities Corp.; Director or Trustee and Chairman, Federated Services
Company and Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant Secretary,
Federated Investment Management Company, Federated Global
Investment Management Company and Passport Research, LTD; Treasurer,
Passport Research, LTD; Executive Vice President, Federated Securities
Corp.; and Treasurer, FII Holdings, Inc.
		$0	$0
*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Hermes Complex (past calendar year)
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: February 2021
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees, of the Federated Hermes Complex; formerly,
Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings, Inc.
(oilfield services); former Director of KLX Corp (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins Group,
Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as
Director and Audit Committee Member, Bank of America Corp.; Director,
FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical
Center (Harvard University Affiliate Hospital).
		$0.00	$365,000

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Hermes Complex (past calendar year)
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: February 2021
Principal Occupations: Director or Trustee, Chair of the Audit Committee
of the Federated Hermes Complex; Retired.
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies, Inc.;
formerly, Director, Member of Governance and Compensation Committees,
Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst &
Young LLP (public accounting firm). Mr. Hough serves on the President’s
Cabinet and Business School Board of Visitors for the University of
Alabama. Mr. Hough previously served on the Business School Board of
Visitors for Wake Forest University, and he previously served as an
Executive Committee member of the United States Golf Association.
		$0.00	$343,000
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: February 2021
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Adjunct Professor Emerita of Law, Duquesne University School of
Law; formerly, Dean of the Duquesne University School of Law and
Professor of Law and Interim Dean of the Duquesne University School of
Law; formerly, Associate General Secretary and Director, Office of Church
Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne
University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law,
Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court
Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows:
Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of the
Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
Saint Vincent College; Director and Chair, North Catholic High School, Inc.;
Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; and
Director, Saint Francis University.
		$0.00	$308,000
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: February 2021
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity. Mr. O’Neill previously served as Chief Executive Officer and President, Managing
Director and Chief Investment Officer, Fleet Investment Advisors; President
and Chief Executive Officer, Aeltus Investment Management, Inc.; General
Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment
Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending
Officer, Fleet Bank; Director and Consultant, EZE Castle Software
(investment order management software); Director, The Golisano Children’s
Museum of Naples, Florida; and Director, Midway Pacific (lumber).
		$0.00	$308,000

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Hermes Complex (past calendar year)
Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: February 2021
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; formerly, Executive Vice President for Legal Affairs, General
Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as
Senior Vice President for Legal Affairs, General Counsel and Secretary to
the Board of Directors and Assistant General Counsel and Director of Risk
Management, Duquesne University. Prior to her work at Duquesne
University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy Hospital.
		$0.00	$280,000
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: February 2021
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and Executive
Vice President and Chief Legal Officer, CONSOL Energy Inc. (split into two separate publicly traded companies known as CONSOL Energy Inc. and
CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and
Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as
Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey
previously served as Chief Legal Officer and Executive Vice President,
CONSOL Energy Inc. and CNX Gas Company; and Board Member, Ethics
Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
		$0.00	$308,000
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: February 2021	Principal Occupations: Director or Trustee of the Federated Hermes Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Other Directorships Held: None. Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).	$0.00	$280,000

OFFICERS*
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: February 2021
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Complex; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services,
Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services
Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA,
LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution
Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: February 2021
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Complex. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee
and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative
Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities
Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company;
and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes,
Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: February 2021
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Complex; Vice President
and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to
joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2021
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes, Inc. taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in
2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered
Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Brandon L. Clark Birth Date: November 28, 1974 VICE PRESIDENT Officer since: February 2021
Principal Occupations: Brandon L. Clark is a Vice President of the Trust. Mr. Clark joined Federated Hermes in July 2020 as a
Senior Vice President and Director, ETF Business, Federated Advisory Services Company. Prior to joining Federated Hermes,
Mr. Clark served as Managing Director of Legg Mason’s ETF products and Head of ETF Capital Markets with the Vanguard
Group. Mr. Clark received his B.A. in Economics from the University of Pittsburgh.

*
Officers do not receive any compensation from the Fund.
In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.
DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees (“Committee”), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. In the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. The Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

The Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.
The following table shows the fees paid to each Director/Trustee Emeritus for the Fund’s most recently ended fiscal year and the portion of that fee paid by the Fund or Corporation/Trust.1
EMERITUS Trustees and Compensation
Director/Trustee Emeritus	Compensation From Fund (past fiscal year)	Total Compensation Paid to Director/Trustee Emeritus[1]
Peter E. Madden	$0.00	$56,000.00
Charles F. Mansfield, Jr.	$0.00	$56,000.00
1
The fees paid to a Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund’s net assets at that time.
BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Hermes or its affiliates or (other than his position as a Trustee) with the Fund.
Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	J. Christopher Donahue John T. Collins John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive
Committee shall deem to be in the best interests of the Trust. However, the
Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One
Audit	G. Thomas Hough Maureen Lally-Green Thomas M. O’Neill P. Jerome Richey
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements.
The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Six
Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O’Neill Madelyn A. Reilly P. Jerome Richey John S. Walsh
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders,
Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
One

BOARD’S ROLE IN RISK OVERSIGHT
The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Hermes’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
Board Ownership Of Shares In The Fund And In The Federated Hermes Family Of Investment Companies As Of December 31, 2021
Interested Board Member Name	Dollar Range of Shares Owned in Federated Hermes U.S. Strategic Dividend ETF	Aggregate Dollar Range of Shares Owned in Federated Hermes Family of Investment Companies
J. Christopher Donahue	None	Over $100,000
Thomas R. Donahue	None	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
G. Thomas Hough	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Thomas M. O’Neill	None	Over $100,000
Madelyn A. Reilly	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	None	Over $100,000
Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated Hermes.
The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.
In December 2017, Federated Investors, Inc., now Federated Hermes, became a signatory to the Principles for Responsible Investment (PRI). The PRI is an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. Commitments made as a signatory to the PRI are not legally binding, but are voluntary and aspirational. They include efforts, where consistent with our fiduciary responsibilities, to incorporate environmental, social and corporate governance (ESG) issues into investment analysis and investment decision making, to be active owners and incorporate ESG issues into our ownership policies and practices, to seek appropriate disclosure on ESG issues by the entities in which we invest, to promote acceptance and implementation of the PRI within the investment industry, to enhance our effectiveness in implementing the PRI, and to report on our activities and progress towards implementing the PRI. Being a signatory to the PRI does not obligate Federated Hermes to take, or not take, any particular action as it relates to investment decisions or other activities.
In July 2018, Federated Investors, Inc., now Federated Hermes, acquired a majority interest in Federated Hermes Limited (FHL) (formerly, Hermes Fund Managers Limited), a pioneer of integrated ESG investing. Federated Hermes now owns 100% of FHL. FHL’s experience with ESG issues contributes to Federated Hermes’ understanding of material risks and opportunities these issues may present.
EOS at Federated Hermes, which was established as Hermes Equity Ownership Services Limited (EOS) in 2004 as an affiliate of HFML, is our in-house engagement and stewardship team. The 50+ member team conducts long-term, objectives-driven dialogue with board and senior executive level representatives of more than 1,200 unique issuers annually. It seeks to address the most material ESG risks and opportunities through constructive and continuous discussions with the goal of improving long-term results for investors. Engagers’ deep understanding across sectors, themes and regional markets, along with language and cultural expertise, allows EOS to provide insights to companies on the merits of addressing ESG risks and the positive benefits of capturing opportunities. Federated Hermes investment management teams have access to the insights gained from understanding a company’s approach to these long-term strategic matters as an additional input to improve portfolio risk/return characteristics.
Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year unless otherwise indicated.
The following information about the Fund’s Portfolio Managers is provided as of June 30, 2022.
Daniel Peris, Portfolio Manager
Types of Accounts Managed by Daniel Peris	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	4/$10.5 billion
Other Pooled Investment Vehicles	1/$280.5 million
Other Accounts	134/$22.1 billion
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Daniel Peris is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on other accounts managed by the portfolio manager. IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the other accounts’ designated peer groups. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Peris is also the portfolio manager for other accounts. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the other accounts for which for which Mr. Peris is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Deborah D. Bickerstaff, Portfolio Manager
Types of Accounts Managed by Deborah Bickerstaff	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	4/$10.5 billion
Other Pooled Investment Vehicles	1/$280.5 million
Other Accounts	134/$22.1 billion
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Deborah D. Bickerstaff is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on other accounts managed by the portfolio manager. IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the other accounts’ designated peer groups. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Ms. Bickerstaff is also the portfolio manager for other accounts. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the other accounts for which for which Ms. Bickerstaff is responsible when her compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
Jared S. Hoff, Portfolio Manager
Types of Accounts Managed by Jared Hoff	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	4/$10.5 billion
Other Pooled Investment Vehicles	1/$280.5 million
Other Accounts	134/$22.1 billion
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Jared S. Hoff is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on other accounts managed by the portfolio manager. IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the other accounts’ designated peer groups. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Hoff is also the portfolio manager for other accounts. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the other accounts for which for which Mr. Hoff is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Hoff was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.
Michael R. Tucker, Portfolio Manager
Types of Accounts Managed by Michael Tucker	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	4/$10.5 billion
Other Pooled Investment Vehicles	1/$280.5 million
Other Accounts	134/$22.1 billion
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Michael R. Tucker is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on other accounts managed by the portfolio manager. IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the other accounts’ designated peer groups. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Tucker is also the portfolio manager for other accounts. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the other accounts for which for which Mr. Tucker is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Tucker was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.
Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

Code Of Ethics Restrictions On Personal Trading
As required by Rule 17j-1 of the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act (as applicable), the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser’s general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”
The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.
On matters related to the board of directors, generally the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK where this is market practice; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year. In addition, the Adviser will generally vote in favor of: (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (12) shareholder proposals to eliminate supermajority voting requirements in company bylaws.
On other matters of corporate governance, generally the Adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 15% of the outstanding stock agree; (2) against proposals to allow shareholders to act by written consent; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); (4) in favor of shareholder proposals to eliminate supermajority requirements in company bylaws; and (5) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.
Generally, the Adviser will vote every shareholder proposal of an environmental or social nature on a case-by-case basis. The quality of these shareholder proposals varies widely across markets. Similarly, company disclosures of their business practices related to environmental and social risks are not always adequate for investors to make risk assessments. Thus, the Adviser places great importance on company-specific analyses to determine how to vote. Above all, the Adviser will vote in a manner that would enhance the long-term value of the investment within the framework of the client’s investment objectives.
The Adviser’s general approach to analyzing these proposals calls for considering the literal meaning of the written proposal, the financial materiality of the proposal’s objective, and the practices followed by industry peers. This analysis utilizes research reports from the Adviser’s proxy advisors, company filings, as well as reports published by the company and other outside organizations.

On matters of capital structure, generally, the Adviser will vote proxies for U.S. issuers on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%, against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes, in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Generally, the Adviser will vote proxies for non-U.S. issuers in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders.
Votes on executive compensation come in many forms, including advisory votes on U.S. executive compensation plans (“Say On Pay”), advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans, and votes to approve new equity plans or amendments to existing plans. Generally, the Adviser will support compensation arrangements that are aligned with the client’s long-term investment objectives. With respect to Say On Pay proposals, the Adviser will generally vote in favor unless the compensation plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. The Adviser supports the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.
In some markets, especially Europe, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive remuneration plan on a forward-looking basis. The Adviser will generally support these proposals unless the design of the remuneration policy fails to appropriately link executive compensation with corporate performance, total compensation appears excessive relative to the company’s industry peer group, with local market dynamics also taken into account; or there is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.
The Adviser will generally vote in favor of equity plan proposals unless they result in unreasonable dilution to existing shareholders, permit replacement of “underwater” options with new options on more favorable terms for the recipient, or omit the criteria for determining the granting or vesting of awards.
On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.
If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, provided that the Adviser considers that the benefits of voting on the securities are greater than the associated costs, including the opportunity cost of the lost revenue that would otherwise be generated by the loan. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
The Adviser will take into account feedback from issuers on the voting recommendations of the Adviser’s proxy advisory firm if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Adviser’s voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Adviser’s policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.
If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.
For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy advisory firm is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy advisory firm, soliciting voting recommendations from the Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.
The Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.
The Adviser has hired a proxy advisory firm to perform various proxy voting related administrative services such as ballot reconciliation, vote processing and recordkeeping functions. The Proxy Committee has supplied the proxy advisory firm with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy advisory firm may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy advisory firm to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy advisory firm. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund’s proxies for that fund.

Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers’ Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy advisory firm board member also sits on the board of a public company for which the proxy advisory firm will write a research report. This and similar situations give rise to an actual or apparent conflict of interest.
In order to avoid concerns that the conflicting interests of the engaged proxy advisory firm have influenced proxy voting recommendations, the Adviser will take the following steps:
◾ A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy advisory firm on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy advisory firm has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
◾ Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy advisory firm recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy advisory firm for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy advisory firm research report and the research report of the other proxy advisory firm and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Portfolio Holdings Information
On each Business Day, prior to the opening of regular trading on its primary listing exchange, the Fund discloses on FederatedInvestors.com the portfolio holdings that will form the basis of the Portfolio’s next NAV per share calculation as required by Rule 6c-11. The Fund also expects to make available through the facilities of the NSCC prior to the opening of trading on each Business Day, a basket composition file, which includes the names and share quantities of the Fund’s portfolio holdings.
Summary portfolio composition information as of the close of each month is posted on FederatedInvestors.com 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund’s top 10 holdings, recent purchase and sale transactions and percentage breakdowns of the portfolio by sector and credit quality. In addition, portfolio holdings information may also be made available to certain entities, including Trust service providers and institutional market participants, as described below.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund at FederatedInvestors.com. The Fund’s Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov.
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
Except as provided below, the furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
In addition, Authorized Participants may obtain information about the securities the Fund is willing to accept for a creation, and securities that the Fund is willing to provide on a redemption. When they do so, under the Participant Agreement, they must treat the information as material non-public information subject to their own codes of ethics.
Finally, the Adviser’s employees may also discuss portfolio holdings-related information with brokers and dealers, in connection with executing and/or settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course. When they do so, they are under a regulatory obligation not to trade on it in a manner that may adversely affect the Fund.
Brokerage Transactions And Investment Allocation
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.
Because the Fund had not commenced operations as of the date of the SAI, the Fund did not own any securities of its “regular broker-dealers.”

Administrator
Federated Administrative Services (FAS), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance and financial administrative services (“Administrative Services”), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
Custodian
The Bank of New York Mellon, New York, New York, is custodian for the securities and cash of the Fund.
Transfer Agent And Dividend Disbursing Agent
The Bank of New York Mellon, New York, New York, the Fund’s registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, [To Be Filed By Amendment], conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.
Securities Lending Activities
The services provided to the Fund by Citibank, N.A. as securities lending agent may include the following: selecting securities previously identified by the Fund as available for loan to be loaned; locating borrowers identified in the securities lending agency agreement; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; marking to market non-cash collateral; instructing the Fund’s custodian with respect to the transfer of loaned securities; indemnifying the Fund in the event of a borrower default; and arranging for return of loaned securities to the Fund at loan termination.
As a new fund, the Fund has not yet completed its first fiscal year and cannot yet report on any securities lending activities for the most recently completed fiscal year.
Financial Information
The Fund became effective on November XX, 2022 and its first fiscal year will end on October 31, 2023. Accordingly, no financial information is yet available for the Fund.

Investment Ratings
Standard & Poor’s Rating Services (S&P) LONG-TERM Issue RATINGS
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: the likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA—An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA—An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.
C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Rating Outlook
An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.
Positive—Positive means that a rating may be raised.
Negative—Negative means that a rating may be lowered.
Stable—Stable means that a rating is not likely to change.
Developing—Developing means a rating may be raised or lowered.

N.M.—N.M. means not meaningful.
S&P Short-Term Issue RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days–including commercial paper.
A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
MOODY’S Investor Services, Inc. (MOODY’s) LONG-TERM RATINGS
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
MOODY’S Short-Term RATINGS
Moody’s short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect the likelihood of a default on contractually promised payments.
P-1—Issuers (or supporting institutions) rated P-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated P-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated P-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH, INC. (Fitch) LONG-TERM Debt RATINGs
Fitch long-term ratings report Fitch’s opinion on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
AAA: Highest Credit Quality—“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality—“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality—“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality—“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative—“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative—“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk—Default is a real possibility.
CC: Very High Levels of Credit Risk—Default of some kind appears probable.
C: Exceptionally High Levels of Credit Risk—Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted Default—“RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Default—“D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

FITCH SHORT-TERM DEBT RATINGs
A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality—Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality—Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality—The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality—Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk—Default is a real possibility.
RD: Restricted Default—Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default—Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS
A Best’s long-term debt rating is Best’s independent opinion of an issuer/entity’s ability to meet its ongoing financial obligations to security holders when due.
aaa: Exceptional—Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.
aa: Very Strong—Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.
a: Strong—Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.
bbb: Adequate—Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.
bb: Speculative—Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.
b: Very Speculative—Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc, cc, c: Extremely Speculative—Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d: In Default—Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.
A.M. BEST SHORT-TERM DEBT RATINGS
A Best’s short-term debt rating is Best’s opinion of an issuer/entity’s ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.
AMB-1+ Strongest—Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.
AMB-1 Outstanding—Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.
AMB-2 Satisfactory—Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.
AMB-3 Adequate—Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer’s capacity to meet its financial commitments.
AMB-4 Speculative—Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company’s ability to meet its financial commitments.
d: In Default—Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.

A.M. Best Rating Modifiers
Both long- and short-term credit ratings can be assigned a modifier.
u—Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.
pd—Indicates ratings assigned to a company that chose not to participate in A.M. Best’s interactive rating process. (Discontinued in 2010).
i—Indicates rating assigned is indicative.
A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to 36 months.
Positive—Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.
Negative—Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.
Stable—Indicates low likelihood of rating change due to stable financial/market trends.
Not Rated
Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.

Addresses
Federated Hermes U.S. Strategic Dividend ETF
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Equity Management Company of Pennsylvania
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Custodian, Transfer Agent and Dividend Disbursing Agent
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
[To Be Filed By Amendment]

Appendix
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Hermes Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
The Bank of New York Mellon
Securities Lending Agent
Citibank, N.A.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[To Be Filed By Amendment]
LEGAL COUNSEL
Goodwin Procter LLP
K&L Gates LLP
Financial Printer(S)
Donnelley Financial Solutions
Proxy Voting Administrator
Glass Lewis & Co., LLC
SECURITY PRICING SERVICES
Bloomberg L.P.
IHS Markit (Markit North America)
ICE Data Pricing & Reference Data, LLC
JPMorgan PricingDirect
Refinitiv US Holdings Inc.
RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service, Inc.
Standard & Poor’s Financial Services LLC
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
ACA Technology Surveillance, Inc.
Bank of America Merrill Lynch
Bloomberg L.P.
Citibank, N.A.
Eagle Investment Systems LLC
Electra Information Systems
FactSet Research Systems Inc.
FISGlobal
Institutional Shareholder Services
Investortools, Inc.
MSCI ESG Research LLC
Sustainalytics U.S. Inc.
The Yield Book, Inc.
Wolters Kluwer N.V.

Item 28. Exhibits

(a)	Declaration of Trust
1	Conformed copy of Amended and Restated Agreement and Declaration of Trust of the Registrant as adopted December 14, 2021.	+
2	Conformed copy of Certificate of Amendment to Certificate of Trust of the Registrant dated December 7, 2021 as filed via EDGAR in its Pre-Effective Amendment No. 1 on December 8, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).

(b)	By-Laws
Amended and Restated By-Laws of the Registrant dated August 13, 2021 as filed via EDGAR in its Registration Statement on August 19, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).

(c)	Instruments Defining Rights of Security Holders
Federated Securities Corp. does not issue share certificates for the Fund.

(d)	Investment Advisory Contracts
1	Federated Investment Management Company
Conformed copy of Investment Advisory Contract of the Registrant dated September 1, 2021, including Exhibits A and B and Limited Power of Attorney as filed via EDGAR in its Pre-Effective Amendment No. 1 on December 8, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).
2	Federated Equity Management Company of Pennsylvania
	Form of Investment Advisory Contract of the Registrant dated September 1, 2022, including Exhibit A and Limited Power of Attorney.	+

(e)	Underwriting Contracts
1	Conformed copy of Distributor’s Contract of the Registrant dated September 1, 2021, including conformed copies of Exhibits A and B, and form of Exhibit C dated September 1, 2022.	+
2	Form of Authorized Participant Agreement for State Street Bank and Trust Company, as filed via EDGAR in its Pre-Effective Amendment No. 1 on December 8, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).
3	Form of Authorized Participant Agreement for The Bank of New York Mellon.	+

(f)	Bonus or Profit Sharing Contracts
Not applicable
(g)	Custodian Agreements
1	Conformed copy of Amended and Restated Master Custodian Agreement dated March 1, 2017 by and between State Street Bank and Trust Company and the Registrant, including Appendix A (revised as of December 1, 2021) as filed via EDGAR in its Pre-Effective Amendment No. 1 on December 8, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).
2	Conformed copy of Additional Funds provision of the Master Custodian Agreement effective October 15, 2021 between the Registrant and State Street Bank and Trust Company as filed via EDGAR in its Pre-Effective Amendment No. 1 on December 8, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).
3	Custody Agreement by and between The Bank of New York Mellon and the Registrant. (To Be Filed By Amendment)

(h)	Other Material Contracts
1	Services Agreement
(a)	Conformed copy of Services Agreement between Federated Advisory Services Company and Federated Investment Management Company dated January 1, 2004, including Schedule 1 (revised as of June 1, 2022), as filed via EDGAR in its Post-Effective Amendment No. 3 on June 27, 2022 on Form N-1A (File Nos. 811-23730 and 333-258934).
(b)	Conformed copy of Services Agreement between Federated Advisory Services Company and Federated Equity Management Company of Pennsylvania and Limited Power of Attorney dated January 1, 2004, including Schedule 1 (revised September 1, 2022).	+
2	Transfer Agency Agreement
(a)	Conformed copy of Transfer Agency and Service Agreement between State Street Bank and Trust Company and the Registrant dated October 15, 2021, including Schedule A as filed via EDGAR in its Pre-Effective Amendment No. 1 on December 8, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).
(b)	Conformed copy of Supplement to the Transfer Agency and Service Agreement dated as of October 15, 2021, including Schedule A and Appendix A as filed via EDGAR in its Pre-Effective Amendment No. 1 on December 8, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).
(c)	Transfer Agency and Service Agreement between The Bank of New York Mellon and the Registrant (To Be Filed By Amendment)
3	Administrative Services Agreement
Fourth Amended and Restated Agreement for Administrative Services between the Federated Funds and Federated Administrative Services (To Be Filed By Amendment)
4	Financial Administration and Accounting Agreement
(a)	Conformed copy of the Financial Administration and Accounting Services Agreement between the Federated Funds and State Street Bank and Trust Company dated March 1, 2011, as amended, including Exhibit A (revised as of December 1, 2021) as filed via EDGAR in its Pre-Effective Amendment No. 1 on December 8, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).
(b)	Conformed copy of Additional Funds provision of the Financial Administration and Accounting Services Agreement between State Street Bank and Trust Company and the Federated Funds dated October 15, 2021 as filed via EDGAR in its Pre-Effective Amendment No. 1 on December 8, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).
(c)	Financial Administration and Accounting Services Agreement between the Federated Funds and The Bank of New York Mellon. (To Be Filed By Amendment)

(i)	Legal Opinion
(1)	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered for Federated Hermes Short Duration Corporate ETF and Federated Hermes Short Duration High Yield ETF as filed via EDGAR in its Pre-Effective Amendment No. 1 on December 8, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).
(2)	Form of Opinion and Consent of Counsel as to legality of shares being registered for Federated Hermes U.S. Strategic Dividend ETF.	+

(j)	Other Opinions
(1)	Conformed copy of Consent of Independent Registered Public Accounting Firm Ernst & Young for Federated Hermes Short Duration Corporate ETF.	NA
(2)	Conformed copy of Consent of Independent Registered Public Accounting Firm Ernst & Young for Federated Hermes Short Duration High Yield ETF.	NA
(3)	Conformed copy of Consent of Independent Registered Public Accounting Firm KPMG for Federated Hermes U.S. Strategic Dividend ETF.	NA

(k)	Omitted Financial Statements
Not Applicable

(l)	Initial Capital Agreements
Initial Capital Understanding of the Registrant on behalf of Federated Hermes Short Duration Corporate ETF and Federated Hermes Short Duration High Yield ETF as filed via EDGAR in its Pre-Effective Amendment No. 1 on December 8, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).

(m)	Rule 12b-1 Plan
	Distribution Plan between the Registrant and Federated Securities Corp. dated September 1, 2021, including Appendix A.	+

(n)	Rule 18f-3 Plan
Not Applicable

(o)	Powers of Attorney
1	Conformed copy of Power of Attorney of the Registrant dated February 11, 2021 as filed via EDGAR in its Registration Statement on August 19, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).
2	Conformed copy of Unanimous Consent of Trustees of the Registrant dated February 11, 2021 as filed via EDGAR in its Registration Statement on August 19, 2021 on Form N-1A (File Nos. 811-23730 and 333-258934).

(p)	Codes of Ethics
Conformed copy of the Federated Hermes, Inc. Code of Ethics for Access Persons, effective November 10, 2021, as filed via EDGAR in its Post-Effective Amendment No. 3 on June 27, 2022 on Form N-1A (File Nos. 811-23730 and 333-258934).

+	Exhibit is being filed electronically with registration statement

Item 29 Persons Controlled by or Under Common Control with the Fund:
None

Item 30 Indemnification

Indemnification is provided to Officers and Trustees of the Registrant pursuant to the Registrant's Declaration of Trust, as amended. This includes indemnification against: (a) any liabilities or expenses incurred in connection with the defense or disposition of any action, suit or proceeding in which an Officer or Trustee may be or may have been involved; and (b) any liabilities and expenses incurred by an Officer or Trustee as a result of having provided personally identifiable information to a regulator or counterparty by or with whom the Registrant (or its series, as applicable) is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty.

The Investment Advisory Contract, and Sub-advisory Agreement as applicable, (collectively, “Advisory Contracts”) between the Registrant and the investment adviser, and sub-adviser as applicable, (collectively, “Advisers”) of its series, provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Advisory Contracts on the part of the Advisers, Advisers shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Registrant’s distribution contract contains provisions limiting the liability, and providing for indemnification, of the Officers and Trustees under certain circumstances.

Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust, as amended, or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust, as amended, or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust, as amended, or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 31. Business and Other Connections of Investment Adviser: Federated Investment Management Company
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of two of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Director and Chief Financial Officer, Federated Hermes, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Director and Vice President, Federated Hermes, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and James J. Gallagher, II, Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Hermes Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman:	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice Presidents:	Deborah A. Cunningham Anne H. Kruczek Robert J. Ostrowski Timothy G. Trebilcock
Senior Vice Presidents:

Todd Abraham

J. Scott Albrecht

Randall S. Bauer

Jonathan C. Conley

Mark E. Durbiano

Donald T. Ellenberger

Eamonn G. Folan

Richard J. Gallo

John T. Gentry

Susan R. Hill

William R. Jamison

Jeffrey A. Kozemchak

Marian R. Marinack

Mary Jo Ochson

Ihab Salib

Michael W. Sirianni, Jr.

Steven J. Wagner

Paige Wilhelm

Vice Presidents:

Christopher S. Bodamer

G. Andrew Bonnewell

Hanan Callas

David B. Catalane, Jr.

Nicholas S. Cecchini

James Chelmu

Leslie Ciferno

Jerome Conner

Lee R. Cunningham, II

Gregory Czamara, V

B. Anthony Delserone, Jr.

Jason DeVito

Bryan Dingle

William Ehling

Joseph P. Engel

Ann Ferentino

Kevin M. Fitzpatrick

Timothy P. Gannon

Kathryn P. Glass

James L. Grant

Nathan H. Kehm

Allen J. Knizner

Tracey Lusk

Karen Manna

Daniel James Mastalski

Robert J. Matthews

Christopher McGinley

Keith E. Michaud

Karl Mocharko

Joseph M. Natoli

Gene Neavin

Bob Nolte

Liam O’Connell

Mary Kay Pavuk

John Polinski

Rae Ann Rice

Brian Ruffner

Thomas C. Scherr

John Sidawi

Paul Smith

Kyle Stewart

Mary Ellen Tesla

James Damen Thompson

Nicholas S. Tripodes

Anthony A. Venturino

Mark Weiss

George B. Wright

Christopher Wu

Assistant Vice Presidents:

Patrick Benacci

Brandon Ray Hochstetler

Christopher F. Hopkins

Jeff J. Ignelzi

Nick Navari

Bradley Payne

Braden Rotberg

John W. Scullion

Steven J. Slanika

Peter Snook

Tyler R. Stenger

Randal Stuckwish

Duwayne O. Walker

Patrick O. Watson

Michael S. Wilson

Secretary:	G. Andrew Bonnewell
Assistant Secretaries:	Edward C. Bartley George F. Magera
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Jeremy D. Boughton Richard A. Novak
Chief Compliance Officer:	Stephen Van Meter

Item 31. Business and Other Connections of Investment Adviser: Federated Equity Management Company of Pennsylvania
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Director and Chief Financial Officer, Federated Hermes, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Director and Vice President, Federated Hermes, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and James J. Gallagher, II, Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Hermes Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice President	Stephen F. Auth Anne H. Kruczek
Senior Vice Presidents:	Linda Bakhshian Deborah D. Bickerstaff Linda A. Duessel Stephen Gutch Dana L. Meissner Daniel Peris Michael R. Tucker
Vice Presidents:	P. Ryan Bend G. Andrew Bonnewell Jared Hoff Chad Hudson Michael Jura Damian McIntyre Ian Miller Edward J. Selker Paul Smith Eric Matthew Triplett
Assistant Vice Presidents:	Jan Paul Bangor Adam Koser Keith Michaud
Secretary:	G. Andrew Bonnewell
Assistant Secretaries:	Edward C. Bartley George F. Magera
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Jeremy Boughton Richard A. Novak
Chief Compliance Officer:	Stephen Van Meter

Item 32. Principal Underwriters:
(a)	Federated Securities Corp., the Distributor for shares of the Registrant, acts as principal underwriter for the following investment companies, including the Registrant:
Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adviser Series
Federated Hermes Core Trust
Federated Hermes Core Trust III
Federated Hermes ETF Trust
Federated Hermes Equity Funds
Federated Hermes Equity Income Fund, Inc.
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Global Allocation Fund
Federated Hermes Government Income Securities, Inc.
Federated Hermes Government Income Trust
Federated Hermes High Income Bond Fund, Inc.
Federated Hermes High Yield Trust
Federated Hermes Income Securities Trust
Federated Hermes Index Trust
Federated Hermes Institutional Trust
Federated Hermes Insurance Series
Federated Hermes Intermediate Municipal Trust
Federated Hermes International Series, Inc.
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Managed Pool Series
Federated Hermes MDT Series
Federated Hermes Money Market Obligations Trust
Federated Hermes Municipal Bond Fund, Inc.
Federated Hermes Municipal Securities Income Trust
Federated Hermes Premier Municipal Income Fund
Federated Hermes Project and Trade Finance Tender Fund
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Term Government Trust
Federated Hermes Total Return Government Bond Fund
Federated Hermes Total Return Series, Inc.
Federated Hermes World Investment Series, Inc.

(b)
(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice President, Assistant Secretary and Director:	Thomas R. Donahue
President and Director:	Paul Uhlman
Vice President and Director:	Peter J. Germain
Director:	Frank C. Senchak
Executive Vice Presidents:	Michael Bappert Peter W. Eisenbrandt Anne H. Kruczek Amy M. Michaliszyn Brian S. Ronayne
Senior Vice Presidents:

Irving Anderson

Christopher D. Berg

Daniel G. Berry

Jack Bohnet

Edwin J. Brooks, III

Bryan Burke

Scott J. Charlton

Steven R. Cohen

James S. Conley

Stephen R. Cronin

Charles L. Davis, Jr.

Jack C. Ebenreiter

James Getz, Jr.

Scott A. Gunderson

Dayna C. Haferkamp

Vincent L. Harper, Jr.

Bruce E. Hastings

Jeffrey S. Jones

Ryan W. Jones

Scott D. Kavanagh

Michael Koenig

Edwin C. Koontz

Jane E. Lambesis

Hans W. Lange, Jr.

Michael Liss

Brian McInis

Diane Marzula

Richard C. Mihm

Vincent T. Morrow

John C. Mosko

Alec H. Neilly

Keith Nixon

James E. Ostrowski

Stephen Otto

Richard P. Paulson

Richard A. Recker

Diane M. Robinson

Timothy A. Rosewicz

Eduardo G. Sanchez

Tom Schinabeck

Peter C. Siconolfi

Edward L. Smith

John A. Staley

Mark J. Strubel

William C. Tustin

Michael N. Vahl

G. Walter Whalen

Lewis C. Williams

Theodore E. Williams

Michael Wolff

Daniel R. Wroble

Erik Zettlemayer

Vice Presidents:

Frank Amato

Catherine M. Applegate

Kenneth C. Baber

Raisa E. Barkaloff

Robert W. Bauman

Marc Benacci

Bill Boarts

Zachary Bono

Matthew A. Boyle

Thomas R. Brown

Ryan P. Cain

Mark Carroll

Dan Casey

Stephen J. Costlow

Mary Ellen Coyne

David G. Dankmyer

Christopher T. Davis

Michael DiMarsico

Charles R. Ebbs

Donald Edwards

Mark A. Flisek

Heather W. Froelich

David D. Gregoire

Raymond J. Hanley

George M. Hnaras

Scott A. Holick

Christopher Jackson

Todd Jones

Patrick Kelly

Nicholas R. Kemerer

Robert H. Kern

Shawn E. Knutson

Crystal C. Kwok

Joseph R. Lantz

David M. Larrick

John S. Larson

Anthony W. Lennon

Justin Levy

John P. Liekar

Jonathan Lipinski

Paul J. Magan

Alexi A. Maravel

Meghan McAndrew

Samuel McGowan

Daniel McGrath

Mark J. Murphy

Ryan M. Newman

Catherine M. Nied

Ted Noethling

John A. O’Neill

Mark Patsy

Max E. Recker

Emory Redd

Matt Ryan

John Shrewsbury

Bradley Smith

John R. Stanley

Jonathan Sullivan

Gregory Tzanoukakis

David Wasik

Brian R. Willer

Littell L. Wilson

James J. Wojciak

Assistant Vice Presidents:

Debbie Adams-Marshall

Edward R. Costello

Adina A. Davis

Madison Dischinger

Kristen C. Kiesling

Leah Kaitlin Leitzel

Stephen R. Massey

Carol McEvoy McCool

John K. Murray

Kathryn Ringer

Melissa R. Ryan

Carol Anne Sheppard

Scott A. Vallina

Laura Vickerman

Secretary:	Kary A. Moore
Assistant Secretaries:	Edward C. Bartley
Thomas R. Donahue
George F. Magera
Treasurer:	Richard A. Novak
Assistant Treasurer:	Jeremy D. Boughton
Chief Compliance Officer:	Stephen Van Meter

(c)	Not Applicable

Item 33. Location of Accounts and Records:
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder and those records required to be maintained by the Adviser with respect to the Registrant in accordance with CFTC regulations are maintained at one of the following locations:

Registrant	Federated Hermes Funds 4000 Ericsson Drive Warrendale, PA 15086-7561 (Notices should be sent to the Agent for Service at the address listed on the facing page of this filing.)
Federated Administrative Services (Administrator)	1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Securities Corp. (Distributor)	1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Investment Management Company (Adviser) Federated Hermes Short Duration Corporate ETF and Federated Hermes Short Duration High Yield ETF	1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Equity Management Company of Pennsylvania (Adviser) Federated Hermes U.S. Strategic Dividend ETF	1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Advisory Services Company (Adviser)	1001 Liberty Avenue Pittsburgh, PA 15222-3779
State Street Bank and Trust Company (Transfer Agent and Dividend Disbursing Agent) Federated Hermes Short Duration Corporate ETF and Federated Hermes Short Duration High Yield ETF	P.O. Box 219318 Kansas City, MO 64121-9318
State Street Bank and Trust Company (Custodian) Federated Hermes Short Duration Corporate ETF and Federated Hermes Short Duration High Yield ETF	1 Iron Street Boston, MA 02110
The Bank of New York Mellon (Custodian, Transfer Agent and Dividend Disbursing Agent) Federated Hermes U.S. Strategic Dividend ETF	One Wall Street New York, NY 10286

Item 34 Management Services: Not applicable.

Item 35 Undertakings:
Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, FEDERATED HERMES ETF TRUST, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 26th day of August, 2022.

FEDERATED HERMES ETF TRUST
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant’s Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY:/s/ George F. Magera George F. Magera, Assistant Secretary	Attorney In Fact For the Persons Listed Below	August 26, 2022
J. Christopher Donahue*	President and Trustee (Principal Executive Officer)
Thomas R. Donahue*	Trustee
Lori A. Hensler*	Treasurer (Principal Financial Officer/Principal Accounting Officer)
John T. Collins*	Trustee
G. Thomas Hough*	Trustee
Maureen Lally-Green*	Trustee
Thomas O’Neill*	Trustee
Madelyn A. Reilly*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney